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                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                                VALUE PORTFOLIO
                 SUPPLEMENT TO PROSPECTUS DATED APRIL 16, 1997

     For a limited period of time following inception of the Value Portfolio, through August 15, 1997 registered investment advisers, financial planners and other investment professionals ('Advisers') may open an account with the Value Portfolio on behalf of clients with a special initial investment minimum of $3 million in the aggregate. The Fund does not normally allow such aggregation of underlying client accounts. The initial investment minimum for individual and institutional shareholders not investing through Advisers continues to be $1 million per shareholder. There is no subsequent investment minimum for the Value Portfolio.

                                                                   WPINS-16-0797

Dated: July 7, 1997